Net Trading Income - Summary of Net Trading Income (Detail) - JPY (¥) ¥ in Millions	12 Months Ended
	Mar. 31, 2021	Mar. 31, 2020	Mar. 31, 2019
Trading income (expense) [abstract]
Interest rate	¥ 38,987	¥ 149,420	¥ 176,352
Foreign exchange	168,462	(78,541)	92,835
Equity	34,772	59,388	46,576
Credit	(4,723)	2,495	3,667
Others	248	1,307	872
Total net trading income	¥ 237,746	¥ 134,069	¥ 320,302